eVISION USA.COM, INC. ANNUAL MEETING      PRELIMINARY COPY
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
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                              eVISION USA.COM, INC.
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
                                                                PRELIMINARY COPY

                              eVISION USA.COM, INC.
                               One Norwest Center
                         1700 Lincoln Street, 32nd Floor
                             Denver, Colorado 80203

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on April 7, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of eVision USA.Com, Inc., a Colorado corporation (the "Company"), will be held in the Board Room of the Company, One Norwest Center, 1700 Lincoln Street, 31st Floor, Denver, Colorado 80203, on Friday, April 7, 2000, at 10:00 a.m. Mountain Time, for the purpose of considering and voting upon proposals to:

          (1) elect six directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualify;

          (2) adopt an amendment to Article VII of the Articles of Incorporation of the Company to increase the number of shares of Common Stock that are authorized to be issued from 100,000,000 to 1,000,000,000;

          (3) subject to the approval of Proposal 2 above, adopt an amendment to the September 1996 Incentive and Nonstatutory Stock Option
               Plan to increase the number of shares of Common Stock of the Company that are authorized to be optioned and sold under such plan from 7,500,000 to 15,000,000; and

          (4) transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

     Only stockholders of record at the close of business on February 28, 2000, are entitled to notice of and to vote at the Meeting and at any adjournment thereof.

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All stockholders are cordially invited to attend the Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       GARY L. COOK, SECRETARY

Denver, Colorado
March 8, 2000

                                                                PRELIMINARY COPY

                              eVISION USA.COM, INC.
                               One Norwest Center
                         1700 Lincoln Street, 32nd Floor
                             Denver, Colorado 80203

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON APRIL 7, 2000

     This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of eVision USA.Com, Inc. (the "Company") to be used at the Annual Meeting of Stockholders (the "Meeting") to be held in the Board Room of the Company, One Norwest Center, 1700 Lincoln Street, 31st Floor, Denver, Colorado 80203, on April 7, 2000, at 10:00 a.m. Mountain Time, and at any adjournment(s) thereof.

     This Proxy Statement and the accompanying Proxy will be mailed to the Company's stockholders on or about March 8, 2000.

     Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by: (i) giving written notice of the revocation to the Company's corporate secretary; (ii) voting in person at the Meeting; or (iii) voting again by submitting a new proxy card. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count. If not revoked, the Proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy by the Stockholder, or, if no instructions are indicated, will be voted FOR the slate of directors described therein, FOR adoption of the amendment to Article VII of the Articles of Incorporation of the Company to increase the number of shares of common stock of the Company that are authorized to be issued from 100,000,000 to 1,000,000,000 and FOR approval of an amendment to the September 1996 Incentive and Nonstatutory Stock Option Plan to increase the number of shares of common stock of the Company that are authorized to be optioned and sold under such plan from to 7,500,000 to 15,000,000.

                                VOTING SECURITIES

     Voting rights are vested in the holders of the Company's $0.01 par value common stock ("Common Stock") and in the holders of the Company's Convertible Series B-1 Preferred Stock ("Convertible Series B-1"), with each share entitled to one vote. Cumulative voting in the election of directors is not permitted. The holders of shares of Common Stock and of shares of Convertible Series B-1 will vote together as a class. Only stockholders of record at the close of business on February 28, 2000, are entitled to notice of and to vote at the Meeting or any adjournments thereof. On February 28, 2000, the Company had ______________ shares of Common Stock outstanding and 1,500,000 shares of Convertible Series B-1 outstanding.

                           PRINCIPAL STOCKHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of January 31, 2000, the number of shares of outstanding Common Stock and Convertible Series B-1 beneficially owned by each of the Company's current directors and executive officers, sets forth the number of shares of Common Stock and Convertible Series B-1 beneficially owned by all of the Company's current executive officers and directors as a group, and sets forth the number of shares of Common Stock and Convertible Series B-1 owned by each person who owned of record, or was known to own beneficially, more than 5% of the outstanding shares of Common Stock and Convertible Series B-1:

                                          Amount and Nature
Name and Address of Beneficial Owner        of Beneficial
or Name of Officer or Director             Ownership (l)(2)  Percent of Class(2)
------------------------------------      -----------------  ------------------

Fai H. Chan                                  51,861,520(3)(11)      76%
Bank of Communications Tower 10th Floor
231-235 Gloucester Road
Wanchai, Hong Kong 040


Robert H. Trapp                                 380,000(4)(5)       **%
1700 Lincoln Street, 32nd Floor
Denver, Colorado 80203

Kwok Jen Fong                                   150,000(5)(6)       **%
7 Temasek Blvd #43-03
Suntec Tower One
Singapore  038987

Jeffrey M. Busch                                200,000(7)          **%
3828 Kennett Pike, Suite 206
Greenville, DE  19807

Robert Jeffers, Jr.                              50,000(8)          **%
6101 16th St. SW Suite 511
Washington, DC  20011

Tony T. W. Chan                                  30,000(9)          **%
1700 Lincoln Street, 32nd Floor
Denver, Colorado  80203

Gary L. Cook                                    270,000(10)         **%
1700 Lincoln Street, 32nd Floor
Denver, Colorado  80203

All officers and directors                   52,941,520(11)         77%
As a group (7 persons)

Online Credit International Limited          43,661,520(11)         73%
Bank of Communications Tower 10th Floor
231-235 Gloucester Road
Wanchai, Hong Kong 040

**Less than 1%

(1) Except as indicated below, each person has the sole voting and/or investment power over the shares indicated.

(2) Holders of outstanding shares of Convertible Series B-1 will vote on all matters at the Meeting together as a class with the holders of outstanding shares of Common Stock. Therefore, the "Percent of Class" column is calculated as a percentage of a class that includes the outstanding Common Stock and the outstanding Convertible Series B-1.

(3) Includes 8,200,000 shares underlying stock options, of which 200,000 shares are exercisable only if the basic earnings per share of the Company for any fiscal year commencing with the fiscal year ended September 30, 1999, are equal to or exceed $0.10 per share. Also includes 43,661,520 shares of Common Stock beneficially owned by Online Credit International Limited ("Online International"). Mr. Chan is an executive officer, a director and an 11% stockholder of Online International.

(4) Consists of 360,000 shares underlying stock options granted on January 16, 2000 at an exercise price of $2.875, which are currently exercisable, and 20,000 shares underlying warrants to purchase Common Stock at $1.50, expiring May 1, 2000.

(5) Messrs. Trapp and Fong are directors of Online International. Messrs. Trapp and Fong disclaim beneficial ownership of the shares beneficially owned by Online International.

(6) Consists of 150,000 shares underlying stock options granted on January 16, 2000 at an exercise price of $2.875, which are currently exercisable.

(7) Consists of 200,000 shares underlying stock options that are exercisable at $0.20 per share.

(8) Consists of 50,000 shares underlying stock options that are exercisable at $0.20 per share.

(9) Consists of 30,000 shares underlying warrants to purchase Common Stock at $1.50 expiring May 1, 2000.

(10) Consists of 240,000 shares underlying stock options granted on January 16, 2000 at an exercise price of $2.875, which are currently exercisable, and 30,000 shares underlying warrants to purchase Common Stock at $1.50, expiring May 1, 2000..

(11) Includes 35,913,487 shares underlying convertible debentures owned or that may be acquired upon exercise of an option. Online International is the parent company of Heng Fung Capital [S] Private Limited (Heng Fung Private). Heng Fung Private is the parent company of Online Credit Ltd. ("Online Credit"). 43,411,520 of the shares beneficially owned by Online International are beneficially owned by Heng Fung Private, of which 38,718,379 of the shares are beneficially owned by Online Credit. Of the 38,718,379 shares beneficially owned by Online Credit, 35,913,487 of the shares are beneficially owned pursuant to a convertible debenture agreement.

                         ACTIONS TO BE TAKEN AT MEETING

     The Meeting has been called by the directors of the Company (the "Directors") to consider and act upon the following matters:

          (1) elect six Directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualify;

          (2) adopt an amendment to Article VII of the Articles of Incorporation of the Company to increase the number of shares of Common Stock that are authorized to be issued from 100,000,000 to 1,000,000,000;

          (3) subject to the approval of Proposal 2 above adopt, an amendment to the September 1996 Incentive and Nonstatutory Stock Option
               Plan to increase the number of shares of Common Stock of the Company that are authorized to be issued under such plan from 7,500,000 to 15,000,000; and

          (4) transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

     The holders of a majority of the combined outstanding shares of Common Stock and Convertible Series B-1 of the Company present at the Meeting in person or represented by proxy shall constitute a quorum. If a quorum is present, Directors are elected by a plurality of the vote, i.e., the candidates receiving the highest number of votes cast in favor of their election will be elected to the Board of Directors. As to the proposal to adopt an amendment to Article VII of the Articles of Incorporation of the Company, the affirmative vote of a majority of the combined outstanding shares of Common Stock and Convertible Series B-1 of the Company must be received for that proposal to be approved. As to all other actions voted on at the Meeting, if a quorum is present, the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote on the subject matter shall be the act of the stockholders. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of Directors. Abstentions and broker nonvotes on proposals other than the election of Directors, if any, will be counted as present for purposes of the other proposals and will count as votes against all other proposals.

                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

     The number of Directors on the Company's Board of Directors has been established by resolution of the Board of Directors as six Directors. The terms of all of the current Directors expire at the Meeting.

     The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the six nominees for Director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Fai H. Chan, Robert
H. Trapp, Kwok Jen Fong, Jeffrey M. Busch, Robert Jeffers, Jr., and Tony T.W. Chan will hold office until the annual meeting of stockholders to be held in 2001, until their successors are duly elected or appointed or until their earlier death, resignation or removal. The nominees for Director, each of whom has consented to serve if elected, are as follows:

                    Director
Name of Nominee      Since   Age    Principal Occupation for Last Five Years
---------------    --------  ---    ----------------------------------------

Fai H. Chan          1997     55    Director of the Company  since  December 26,
                                    1997;  Chairman and President since February
                                    1998.  Mr. Chan is the Chairman and Managing
                                    Director  of  Online  International  and has
                                    been  a  Director  of  Online  International
                                    since   September  2,  1992.  Mr.  Chan  was
                                    elected   Managing    Director   of   Online
                                    International on May 1, 1995 and Chairman on
                                    June 3, 1995. Online International's primary
                                    business   activities  include  real  estate
                                    investment   and    development,    merchant
                                    banking,   the   manufacturing  of  building
                                    material machinery,  pharmaceutical products
                                    and retail  fashion.  Mr.  Chan has been the
                                    President  and a Director  of Asia  SuperNet
                                    Corporation  and  its   predecessor,   which
                                    previously owned various industrial and real
                                    estate companies,  since June 1994 and Chief
                                    Executive Officer thereof since June 1995; a
                                    Director of  Intra-Asia  Equities,  Inc.,  a
                                    merchant banking  company,  since June 1993;
                                    Executive Director of Hua Jian International
                                    Finance Co.,  Ltd.  From December 1994 until
                                    December  1996; and Chairman of the Board of
                                    Directors  of  American  Pacific  Bank since
                                    March  1988  and  Chief  Executive   Officer
                                    thereof  between  April 1991 and April 1993.
                                    Mr.  Chan is also a  director  of Global Med
                                    Technologies, Inc.

                    Director
Name of Nominee      Since   Age    Principal Occupation for Last Five Years
---------------    --------  ---    ----------------------------------------

Robert H. Trapp      1997     45    Director of the Company  since  December 26,
                                    1997,  the  Managing  Director and member of
                                    the audit  committee  of the  Company  since
                                    February 1998, and the President of American
                                    Fronteer    Financial    Corporation   since
                                    February 1998. Mr. Trapp has been a director
                                    of Online  International  since May 1995;  a
                                    Director of  Inter-Asia  Equities,  Inc.,  a
                                    merchant  banking  company,  since  February
                                    1995 and the  Secretary  thereof since April
                                    1994;  Director,  Secretary and Treasurer of
                                    Asia    SuperNet    Corporation    and   its
                                    predecessor,  which owned various industrial
                                    and real estate companies;  and the Canadian
                                    operational   manager  of  Pacific   Concord
                                    Holding (Canada) Ltd. of Hong Kong, which operates in the consumer products industry, from July 1991 until November 1997. Mr.
                                    Trapp  is  also a  director  of  Global  Med
                                    Technologies,  Inc.

Kwok Jen Fong        1998     50    Director of the Company since February 1998.
                                    Mr.  Fong  has  been a  director  of  Online
                                    International since 1995. Mr. Fong has been a practicing solicitor in Singapore for at least the last five years. Mr. Fong is also a director of Global Med Technologies, Inc.

Jeffrey M. Busch     1998     42    Director of the Company since February 1998.
                                    Mr. Busch is a member of the Company's audit
                                    committee and has been a practicing attorney
                                    for at least the last five years.  Mr. Busch
                                    is   also   a   director   of   Global   Med
                                    Technologies,  Inc.

Robert Jeffers, Jr.  1998     52    Director of the Company since February 1998.
                                    Mr. Jeffers is a member of the Company's audit committee and has been a practicing attorney for at least the last five years.

                    Director
Name of Nominee      Since   Age    Principal Occupation for Last Five Years
---------------    --------  ---    ----------------------------------------

Tony T.W. Chan        1999    25    Director of the Company since May 1999 and a
                                    director  of  Online   International   since
                                    January 2000.  In 1999,  Mr. Chan became the
                                    President  of  OLBroker.Com,  Inc.  Prior to
                                    April 1999, Mr. Chan worked as an Investment
                                    Banker  for   Fronteer   Securities   (H.K.)
                                    Limited, a Hong Kong company in which Online
                                    International  indirectly  holds a  minority
                                    interest.  From 1998 to April 1999, Mr. Chan
                                    worked   as   an   Investment   Banker   for
                                    Commerzbank,  Global  Equities,  Hong  Kong.
                                    From 1996 to 1998, Mr. Chan worked in equity derivatives for Peregrine Derivatives. Mr.
                                    Chan received a Bachelor of Commerce degree in Finance with honors from the University of British Columbia. Mr. Chan is also a director of Global Med Technologies, Inc., and American Pacific Bank.

     The Company's Board of Directors held 31 meetings during the Company's fiscal year ended September 30, 1999. Such meetings consisted of consent Directors minutes signed by all Directors and actual meetings at which all of the Directors were present in person or by telephone.

     In February 1998, the Board of Directors appointed an Audit Committee composed of Robert H. Trapp, Jeffrey M. Busch and Robert Jeffers, Jr. The functions of the Audit Committee are to represent the Board of Directors in discharging its responsibilities relating to the accounting, reporting and financial control practices of the Company and its subsidiaries. The Audit
Committee will annually review the qualifications and objectivity of the Company's independent auditors, the Company's accounting policies and reporting practices, the Company's contracts and internal auditing and internal controls, compliance with the Company's policies regarding business conduct and other matters as deemed appropriate. The Audit Committee is also empowered to conduct its own investigations into issues related to the aforementioned responsibilities and to retain independent counsel or outside experts for such purposes. The Audit Committee held no meetings during the fiscal year ended September 30, 1999. The Board of Directors has no standing nominating or compensation committees or committees performing similar functions.

     Tony T.W. Chan is the son of Fai H. Chan. There is no arrangement or understanding between any Director and any other person pursuant to which any person was selected as a Director.

     Directors of the Company received no compensation for their services as directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED ABOVE.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are Fai H. Chan, information pertaining to whom is set forth under "Election of Directors" above, and Gary L. Cook, information pertaining to whom is set forth below. The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of stockholders. Each executive officer will hold office until his or her successor duly is elected and qualified, until his or her death or resignation or until he or she shall be removed in the manner provided by the Company's Bylaws. Gary L. Cook's positions with the Company, his age and the period during which he has served as an executive officer of the Company are as follows:

Name of             Officer
Executive Officer    Since   Age    Principal Occupation for Last Five Years
---------------    --------  ---    ----------------------------------------

Gary L. Cook         1996     42    Secretary and Treasurer of the Company since
                                    February 1998, and Chief  Financial  Officer
                                    of the Company since  September  1996.  From
                                    1994 to 1996,  Mr. Cook was a principal of a
                                    small  venture  in  which  he  had  majority
                                    ownership,  and  from  1982 to  1994,  was a
                                    Senior Manager for KPMG LLP where he managed
                                    all auditing services for several clients in
                                    various financial and other industries,  and
                                    developed   and   implemented    accounting,
                                    financial   reporting   and  SEC   reporting
                                    systems for growth companies. Mr. Cook is a director of Global Med Technologies, Inc.

     There is no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors and persons who own more than 10% of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Directors, officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and for the Company's fiscal year ended
September 30, 1999, there were no Directors, officers or more than 10% stockholders of the Company who failed to timely file a Form 3, Form 4 or Form 5, other than the following:

     a. Fai H. Chan failed to timely file a Form 4 in which two transactions were reported.

     b. Robert Jeffers, Jr. failed to timely file a Form 5 in which one transaction was reported.

     c. Kwok Jen Fong failed to timely file a Form 5 in which one transaction was reported.

     d. Online International failed to timely file four Forms 4 in which five transactions were reported and an Amended Form 4, in which certain previously reported transactions will be amended and one transaction by Heng Fung Capital [S] Private Limited will be reported.

     e. Online Credit failed to timely file two Forms 4 in which three transactions were reported and an Amended Form 4, in which certain previously reported transactions will be amended.

     f. Heng Fung Capital [S] Private Limited failed to timely file four Forms 4 in which five transactions were reported and an Amended Form 4, in which certain previously reported transactions will be amended and one transaction will be reported.

                             EXECUTIVE COMPENSATION

     The following table provides certain information pertaining to the compensation paid by the Company and its subsidiaries during the Company's last three fiscal years for services rendered by Fai H. Chan, the Chairman of the Board and the President of the Company, and Gary L. Cook, the Chief Financial Officer, Secretary and Treasurer of the Company.

                                                  Annual Compensation

                                                                                                  Long-Term
                                                                                             Compensation Awards
                                                                            Other       -------------------------------
                                  Period                                    Annual         Securities        All Other
Name and                           Ended                                   Compen-         Underlying         Compen-
Principal Position             September 30,     Salary ($)    Bonus ($)   sation ($)      Options (#)        sation ($)
------------------             ------------      ---------     --------    ---------      ------------       ----------
Fai H. Chan                        1999           --             --          --          9,000,000(a)           --
   Chairman of the                 1998           --             --          --               --                --
   Board of Directors              1997           --             --          --               --                --
   and President of
   the Company

Gary L. Cook                       1999         131,937          600         --            500,000(b)        5,960(c)
   Chief Financial                 1998         100,728           --         --               --             4,092(c)
   Officer, Secretary              1997          90,000           --         --               --             3,344(c)
   and Treasurer of
   the Company

(a) On January 28, 1999, Mr. Chan was granted a 10 year option to purchase 8,000,000 shares of Common Stock at an exercise price of $0.30, which is currently exercisable. On November 25, 1998, he was also granted 10 year options to purchase 1,000,000 shares of Common Stock at an exercise price of $0.20, 200,000 of which are currently exercisable, provided that none of these options are exercisable until and unless the basic earnings per share for any fiscal year commencing with the fiscal year ended September 30, 1999 are equal to or exceed $0.10 per share.

(b) On November 25, 1998, Mr. Cook was granted a 10 year option to purchase shares of Common Stock at an exercise price of $0.20, as amended, 400,000 of which are subject to certain conditions. The option is exercisable as to 33,333 shares as of September 30, 1999. On January 16, 2000, options to purchase 80,000 shares of Common Stock at an exercise price of $0.20 were cancelled and new options to purchase 240,000 shares of Common Stock were granted at an exercise price of $2.875. The new options are exercisable immediately.

(c)  Represents  matching  contributions  to  a  401(k),   disability  insurance
     premiums and savings plan and health club dues for 1999, 1998 and 1997.

                            OPTION GRANTS TO OFFICERS

     The following table sets forth the individual grants of stock options made during the last completed fiscal year to each of the named executive officers:

                        Option Grants in Last Fiscal Year

                   Number of
                   Securities      Percent of Total
                   Underlying      Options Granted
                    Options        to Employees in   Exercise
    Name            Granted          Fiscal Year      Price    Expiration Date
    ----           ----------      ---------------   --------  ---------------

Fai H. Chan        8,000,000            42.2%         $0.30    January 27, 2009
                   1,000,000             5.3%         $0.20    November 24, 2008

Gary L. Cook        500,000              2.6%         $0.20    November 24, 2008

     The following table provides information with respect to the named executive officers concerning unexercised options to purchase the Company's Common Stock held by them as of the end of the fiscal year ended September 30, 1999:

                                           Fiscal Year End Option Values


                       Number of Securities             Value of Unexercised
                      Underlying Unexercised            In-the-Money Options
                    Options at Fiscal Year End           at Fiscal Year End
       Name          Exercisable/Unexercisable      Exercisable/Unexercisable(1)
       ----         ---------------------------     ---------------------------

Fai H. Chan            8,000,000 / 1,000,000             $960,000 / $220,000
Gary L. Cook             33,333 / 466,667                 $7,333 / $102,667

(1) Calculated by multiplying the difference between the exercise price and the closing bid price of $0.42 per share by the applicable shares. Does not give consideration to commissions or other market conditions.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     The Company has no compensation committee and no officer or employee or former officer of the Company or any of its subsidiaries during the fiscal year ended September 30, 1999 participated in deliberations with the Company's Board of Directors concerning executive officer compensation.

              BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors determines the compensation of the Company's executive officers, Fai H. Chan and Gary L. Cook. Fai H. Chan, the Chairman of the Board and the President of the Company, did not receive compensation during the fiscal year ended September 30, 1999. The compensation for Gary L. Cook, the Chief Financial Officer, Secretary and Treasurer of the Company, for the fiscal year ended September 30, 1999 was based on an analysis of compensation paid to other executive officers in the Denver area, the risks involved with Mr. Cook's position, the additional responsibilities that were anticipated for Mr. Cook and Mr. Cook's tenure with the Company. Mr. Cook's compensation was not related to the performance of the Company.

                                               PERFORMANCE GRAPH

                                    5 YEAR CUMULATIVE TOTAL RETURN SUMMARY

                                                                                           STARTING
                                                                                             BASIS
                                                   ---------------------------------------------------------------------------
    DESCRIPTION                                    1994          1995          1996          1997          1998           1999
    -----------                                    ----          ----          ----          ----          ----           ----
EVISION USA.COM (%) .......................                      23.53         -4.76        -30.00        -14.29         22.67
EVISION USA.COM ($) .......................   $   100.00    $   123.53    $   117.65    $    82.35    $    70.59    $    86.59

RUSSELL 2000 (%) ..........................                      28.40         16.56         22.36         -2.55         21.26
RUSSELL 2000 ($) ..........................   $   100.00    $   128.40    $   149.66    $   183.13    $   178.46    $   216.40

PEER GROUP-APPONLINE.COM INC (%) ..........                       0.00        -32.48        575.00        -79.26        283.93
PEER GROUP-APPONLINE.COM INC ($) ..........   $   100.00    $   100.00    $    67.52    $   455.76    $    94.52    $   362.91

NOTE: Data complete through last fiscal year.

NOTE: Corporate Performance Graph with peer group uses peer group only performance (excludes the Company).

NOTE:  Peer  group  indices  use  beginning  of  period  market   capitalization
weighting.


                               STOCK OPTION PLANS

     On April 8, 1996, as amended on September 10, 1996, the Company adopted the 1996 Incentive and Nonstatutory Option Plan ("1996 Plan"). The 1996 Plan authorizes the granting of options to officers, directors, employees and consultants of the Company to purchase 1,250,000 shares of the Company's Common Stock. No option may be granted after April 8, 2006. As of January 31, 2000, no options were outstanding under the 1996 Plan.

     On April 8, 1996, as amended on February 19, 1997 and on November 25, 1998, the Company adopted the September 1996 Incentive and Nonstatutory Option Plan ("September 1996 Plan"). The September 1996 Plan authorizes the granting of options to purchase 7,500,000 shares of the Company's Common Stock. No options may be granted after April 8, 2006. As of January 31, 2000, options to purchase 5,449,642 shares of the Company's Common Stock at $.20 to $2.875 per share through December 31, 2010 were outstanding under the September 1996 Plan. Of such options, options to purchase approximately 618,607 shares were exercisable provided that options to purchase an aggregate of 500,000 shares issued to two officers of the Company will not be exercisable until and unless basic earnings per share of the Company for any fiscal year commencing with the fiscal year ended September 30, 1999, are equal to or exceed $0.10 per share.

     As of January 31, 2000, the Company had also granted nonqualified stock options to purchase 12,437,333 shares of the Company's Common Stock to certain directors, officers and consultants at an exercise price of between $0.20 and $2.875 per share. These options expire in 2008 and 2010. As of January 31, 2000, 8,250,000 of these options were exercisable.

                          EMPLOYEE STOCK OWNERSHIP PLAN

     On September 22, 1989, the Company's Board of Directors adopted an employee stock ownership plan ("ESOP") which provides in pertinent part that the Company may annually contribute tax deductible funds to the ESOP, at its discretion, which are then allocated to the Company's employees based upon the employees' wages in relation to the total wages of all employees in the ESOP.

     The ESOP provides that more than half of the assets in the ESOP must consist of the Company's Common Stock. The ESOP is administered by a board of trustees under the supervision of an advisory committee, both of which are appointed by the Company's Board of Directors. As of January 31, 2000, the ESOP owned 81,682 shares of the Company's Common Stock and no other marketable securities. The shares are contributed at the discretion of the Board of Directors. For the year ended September 30, 1999, no shares were contributed. Employees become vested in the shares of the Company's Common Stock after six years in the ESOP. Employees are 20% vested after two years, vesting an additional 20% each year up to 100% after six years in the ESOP.

                                  SAVINGS PLANS

     The Company has two retirement saving plans covering all employees who are over 21 years of age and have completed one year of eligibility service. The plans meet the qualifications of Section 401(k) of the Internal Revenue Code. Under the plans, eligible employees can contribute through payroll deductions up to 15% of their base compensation. The Company makes a discretionary matching contribution equal to a percentage of the employee's contribution. Officers participate in the plans in the same manner as other employees.

     The Company has no other bonus, profit sharing, pension, retirement, stock purchase, deferred compensation or other incentive plans.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS
                       AND CERTAIN BUSINESS RELATIONSHIPS

Global Med Technologies, Inc.

     In April 1998, LIL Capital, Inc. formerly known as Fronteer Capital, Inc. ("LIL Capital"), formerly a wholly owned subsidiary of the Company, and Online Credit committed to provide to Global Med Technologies, Inc. ("Global Med") lines of credit for up to $1,650,000 and $1,500,000, respectively, for a total combined loan commitment of $3,150,000 over the following twelve months. LIL Capital subsequently assigned its commitment to eBanker USA.Com, Inc. ("eBanker"). The loans bear interest calculated at a rate of 12% per annum and will mature April 15, 2000. As of September 30, 1999, Global Med had drawn $2,650,000 on these lines of credit.

     On October 7, 1998, eBanker, Online Credit, and Global Med entered into an agreement whereby eBanker purchased, Online Credit sold and Global Med consented to the sale of $1,000,000 principal amount of loans made by Online Credit to Global Med along with a warrant to purchase an aggregate of 4,000,000 shares of Global Med's common stock. eBanker paid Online Credit $1,100,000 for the loans and warrant. The loans and warrant purchased by eBanker were a portion of loans and a warrant given pursuant to a joint loan commitment made by Online Credit and LIL Capital (subsequently transferred to eBanker) for the benefit of Global Med.

     In May 1999, eBanker extended Global Med a $750,000 bridge loan commitment of which $750,000 was drawn as of September 30, 1999. Outstanding principal amounts under the loan were due December 31, 1999 and accrue at an interest rate of 12%. This loan was extended through September 30, 2000 for a fee of $15,000 payable in 13,275 shares of Global Med common stock. The loan is convertible into common shares of Global Med at $.50 per share. On October 4, 1999, eBanker extended to Global Med a $2,000,000 bridge loan commitment, of which $1,000,000 has been drawn. Outstanding principal amounts under the loan are due April 12, 2000 and accrue at an interest rate of 12%.

     On October 25, 1999, Global Med entered into a Lockup Agreement with eBanker and a Lockup Agreement with the Company. The agreements provide that eBanker and the Company will not, between October 25, 1999 and October 28, 2000, without Global Med's prior written consent, publicly offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, (i) warrants to purchase 9,000,000 shares of Global Med's common stock at $0.25 per share held by eBanker or the warrants to purchase 1,000,000 shares of Global Med's common stock at $0.25 per share held by the Company and
(ii) any shares (the Shares, and, together with the warrants, the Securities) of common stock issuable upon the exercise of the warrants; provided, however, that eBanker or the Company may offer, sell, contract to sell, grant an option for the sale of, or otherwise dispose of all or any part of the Securities or other such security or instrument of Global Med during such period if such transaction is private in nature and the transferee of such Securities or other securities or instruments agrees, prior to such transaction, to be bound by all of the provisions of the lockup agreements. In exchange for entering into the agreements, eBanker and the Company were issued 450,000 shares and 50,000 shares of common stock of Global Med, respectively.

     In addition, the agreements provide (i) eBanker and the Company will not be restricted from disposing of the Securities in the event that an unaffiliated third party commences a tender offer for the outstanding common stock, and (ii) eBanker and the Company will not be restricted from disposing of 450,000 and 50,000 shares, respectively, of the Securities in the aggregate if the closing sale price for the Global Med common stock on the principal market on which it then trades equals or exceeds $5.00 per share for any ten consecutive trading day period preceding the date of such sale, and (iii) that there will be no restrictions upon the ability of eBanker or the Company to exercise the warrants.

Online Credit International Limited

Convertible Debentures

     The Company previously sold Online Credit a ten year $4,000,000 10% convertible debenture that is convertible into shares of Common Stock of the Company at a price of $0.53125 per share until December 15, 2007, unless sooner paid, and an option to purchase an $11,000,000 convertible debenture that was convertible into shares of Common Stock of the Company at a price of $0.61 per share until ten years from the date of issue unless sooner paid. Subsequently, Online Credit partially exercised the option and purchased additional 10% convertible debentures totaling $2,500,000. On September 23, 1998, Online Credit and the Company agreed to amend the terms of the remaining $8,500,000 of the $11,000,000 10% convertible debenture by increasing the interest rate to 12%, changing the conversion price to the lower of $0.35 or the fair market value per share and changing the default conversion price to $0.10 per share. As of October 31, 1999, Online Credit had purchased a total of $8,000,000 of convertible debentures, of which $1,000,000 were purchased during the year ended September 30, 1999. The option to purchase the $11,000,000 12% convertible debenture has $7,000,000 available remaining under option. The principal is due in ten years, except for one installment of $500,000 that was due March 1999. The installment due date was extended to March 2000. The Company paid Online Credit a fee of 5%, or $25,000, paid in 44,092 shares Common Stock of the Company for the extension as determined by the average closing bid price of the Company's Common Stock for 15 business days prior to March 23, 1999, or $0.567 per share.

     Each 12% convertible debenture that Online Credit or its designee receives will bear interest at a rate of 12% per annum and interest only will be payable quarterly with the final payment of the entire unpaid principal balance and all accrued and unpaid interest, if not sooner paid, due and payable five years after the date of issuance. Interest is payable in cash or in shares of the Company's Common Stock at the election of Online Credit or its designee. Each 12% convertible debenture will be convertible into shares of the Company's Common Stock at a price equal to the lower of $0.35 or the market price of the Company's Common Stock at the time of conversion. In the case of default, the conversion price will be $0.10 per share of the Company's Common Stock.

     Interest payments of approximately $1,215,656 that were due through September 30, 1999, arising out of convertible debentures acquired pursuant to the convertible debenture agreement, were paid by the issuance of 2,410,800 shares of Common Stock. The values of the shares of Common Stock were determined in accordance with the convertible debenture agreement.

Convertible Series B-1 Preferred Stock Dividend Guaranty

     Online International has guaranteed through October 31, 2002, the payment of each annual 8% cash dividend on the Convertible Series B-1 Preferred Stock that is issued by the Company if such dividend is not paid by the Company. In consideration for making such guaranty, the Company issued an affiliate of Online International 250,000 shares of the Company's Common Stock which had a value of $62,500 based on the closing price of $0.25 per share of the Common Stock on the date of the agreement. If Online International is required to make payment as a result of its guaranty, Online International or its designee will receive a 12% convertible debenture equivalent to the amount that Online International is required to pay on the guaranty unless the act of the Company in giving Online International or its designee the 12% convertible debenture would be deemed to be an illegal distribution under the Colorado Business Corporation Act. In such event, Online International or its designee would receive, instead of a 12% convertible debenture, the number of shares of Common Stock as is equal to the total amount of the dividend paid divided by 90% of the conversion price of the Common Stock as defined in the 12% convertible debenture. In general, the conversion price of the convertible debenture will be the market price of the Common Stock on the date of conversion.

     Online International has advised the Company that Online International would, at this time, have sufficient liquid assets to pay on its guaranty if it were required to do so. There are no assurances, however, that Online International will have sufficient assets to pay on its guaranty if it were required to do so in the future.

LIL Capital, Inc.

     LIL Capital, formerly known as Fronteer Capital, Inc., purchased shares of common stock of Online International. Fai H. Chan and Robert H. Trapp are the directors and officers of LIL Capital and are directors of Online International, which owns Online Credit. In addition, Mr. Chan beneficially owns approximately 11% of the outstanding common stock of Online International. LIL Capital was sold by the Company in July 1999 for $3,000,000, which was paid in the form of $150,000 cash at closing and a promissory note in the amount of $2,850,000, due in one year and bearing interest at a rate of 14% per annum.

eBanker USA.com, Inc.

     In March, 1999, the board of directors of Fronteer Development, with the approval of the Company, agreed to cause Fronteer Development to merge into eBanker, which was a Colorado corporation formed for the merger. The merger was effective March 4, 1999. As a result of the merger, the Fronteer Development Class B Common Stock, which had a 30 to 1 voting preference and was owned by the Company (giving the Company 96% of the voting power and 46% of the equity interest), was exchanged for an equivalent number of shares of eBanker common stock. The eBanker common stock has one vote per share. After the merger, the Company held 46% of the voting and equity interest in eBanker. In addition, the articles of incorporation of eBanker designated a share of Series A Preferred Stock. The Series A Preferred Stock gives the holder 50% of the vote in the election of Directors of eBanker. eBanker sold the Series A Preferred Stock for $1,000 to the Company.

     eBanker has entered into a management agreement with the Company to assist in the management of eBanker's business including providing assistance in (i) the identification of lending opportunities, (ii) credit analysis of potential borrowers, (iii) structure of loans, including yield-enhancing equity participation and collateral arrangements and (iv) administration of loans. In exchange for such services, the Company is entitled to an annual fee equal to 10% of eBanker's pretax profits as determined from eBanker's annual audited financial statements. eBanker paid a fee of $87,695 to the Company during the Company's fiscal year ended September 30, 1999. In addition, eBanker paid the Company $13,215 for the three months ended December 31, 1999.

     On February 11, 2000, the board of directors of eBanker agreed to enter into a loan agreement with Mr. Fai H. Chan, Chairman and Chief Executive Officer of the Company and a director of eBanker, subject to legal review and stockholder notice. Mr. Chan abstained from the vote of approval. The amount of the loan would be $1,800,000, for a term of 18 months, interest at 16% per annum payable semiannually, secured by 600,000 shares of common stock of American Pacific Bank. The loan would contain a call option exercisable for a period of five years under which eBanker would be entitled to purchase up to 40,000 shares of common stock of American Pacific Bank from Mr. Chan at a price of $4.50 per share.

Q6 Technologies, Inc.

     In June 1999, the Company entered into an exchange and sale of stock agreement with Q6 Technologies, Inc. ("Q6 Technologies"). Pursuant to the agreement the Company agreed to exchange its 130,494,385 shares of Secutron Corp. common stock, which represented 72.80% of the outstanding common stock, and $100,000 for 5,555,556 shares of Class B common stock of Q6 Technologies.

     Q6 Technologies determined that the Secutron Corp. business was not an appropriate part of Q6 Technologies' long-term business strategy. Effective December 17, 1999, Q6 Technologies sold its ownership interests in Secutron Corp. and its wholly owned subsidiary, MidRange Solutions Corp., back to the Company in return for the cancellation of 5,000,000 shares of Class B Common Stock of Q6 Technologies previously issued to the Company.

     The Company continues to hold 944,444 shares of the outstanding Class A Common Stock and 555,556 shares of the outstanding Class B Common Stock of Q6 Technologies. The Company's subsidiary, American Fronteer Financial Corporation, also owns 500,000 shares of Class B Common Stock of Q6 Technologies and may be entitled to receive an additional 1,000,000 shares of Class B Common Stock on or before March 31, 2000 in the event that it satisfies certain criteria in connection with acting as the placement agent for a private offering by Q6

Technologies. The holders of Class A Common Stock and Class B Common Stock of Q6 Technologies have 10 votes, and one vote, respectively, for each share held in their name and the Class A Common Stock and the Class B Common Stock vote together as a single class on all matters as to which holders of common stock of Q6 Technologies are entitled to vote.

                               PROPOSAL NUMBER TWO

             APPROVAL OF THE ADOPTION OF AN AMENDMENT TO ARTICLE VII
                 OF THE ARTICLES OF INCORPORATION OF THE COMPANY
                        TO INCREASE THE NUMBER OF SHARES
                        THAT ARE AUTHORIZED TO BE ISSUED
                        FROM 100,000,000 TO 1,000,000,000

     The Board of  Directors  of the Company is  recommending  that Article VII,
Section 7.1 of the Company's Articles of Incorporation be revised to read as follows:

          Section 7.1. The aggregate number of shares of which the Corporation shall have the authority to issue is 1,025,000,000 shares, of which 25,000,000 shares shall be Preferred Stock and shall be issued at a par value of $.10 per share, and 1,000,000,000 shares shall be Common Stock which shall be issued at $.01 par value per share. No share shall be issued until it has been paid for, and it shall thereafter be nonassessable.

     The Board of Directors is proposing that the Company increase the number of authorized shares of its Common Stock from 100,000,000 shares to 1,000,000,000 shares. The relative rights and limitations of the outstanding Common Stock would remain unchanged. The Common and Preferred Stock do not and would not have preemptive rights and cumulative voting is not and would not be permitted in the election of directors.

     The Company's current outstanding Common Stock and Common Stock reserved for issuance is approaching the maximum number of shares of Common Stock authorized for issuance by the Company's Articles of Incorporation. As of January 31, 2000, the Company had approximately 99,691,225 shares of its Common Stock issued, outstanding or reserved for issuance, as set forth below:

     Shares outstanding at January 31, 2000                        22,338,207
     Reserved for outstanding stock options                        18,123,008
     Reserved for convertible debentures - Related Party           35,913,487
     Reserved for warrants                                          8,054,523
     Outstanding Convertible Series B-1                            15,000,000
     Accrued interest on Convertible Series B-1                       262,000
                                                                   ----------

     Total Shares Outstanding or Reserved for Issuance             99,691,225
                                                                   ==========

     As of January 31, 2000, there were approximately 308,775 shares of the Company's authorized Common Stock available for issuance. Since that date, stock dividends have continued to accrue on the Convertible Series B-1 and as interest on debt. The Company will soon have no authorized shares that are available for issuance.

     On January 24, 2000, the Company entered into an agreement whereby the Company agreed to issue 1,185,209 shares of the Company's Common Stock in exchange for 60% of the outstanding common shares of Skyhub Far East, Inc. ("Skyhub"). The Company is only required to issue the 1,185,209 shares if the Company's stockholders approve the proposed amendment to the Company's Articles of Incorporation that increases the number of shares of Common Stock the Company is authorized to issue. In the event the proposed amendment is not adopted, the Company has agreed to provide Skyhub with approximately $3,000,000 in financing for the 60% interest. eBanker has loaned Skyhub $1,500,000 bearing interest at 12% per annum as part of the $3,000,000 financing commitment of the Company, which is to be paid back when additional funding is available or through the issuance and sale of shares of the Company's Common Stock. The Company has agreed that the value of the 1,185,209 shares of the Company's Common Stock will be no less than approximately $3,000,000 when sold in an orderly manner in the open market. Any shortfall will be made up by the Company in cash.

     Skyhub was incorporated in the British Virgin Islands on December 28, 1998 and its only operations during 1999 consisted of informatiOn systems consultation work. Skyhub will operate through its newly formed, wholly owned Asian satellite communications company, Skyhub Asia Company Limited ("Skyhub Asia"). Skyhub Asia's goal is to provide affordable high speed Internet access, in conjunction with valuable content and advanced communications services, via satellite, to corporations and individuals throughout Asia.

     The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized unissued shares is available for the needs stated above, to increase the number of shares reserved for issuance under the September 1996 Plan (see Proposal Number Three below) and for other general corporate needs, such as future stock dividends or stock splits. The additional authorized shares of Common Stock could also be used for such purposes as raising additional capital for the operations of the Company or acquiring other businesses. Except as stated herein, there are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized. Such shares would be available for issuance without further action by the stockholders, unless required by the Company's Articles of Incorporation or bylaws or by applicable law.

     The authorization and subsequent issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock. The actual effect on the holders of Common Stock cannot be ascertained until the shares of Common Stock are issued in the future. However, such effects might include dilution of the voting power and reduction of amounts available on liquidation. The authorization and subsequent issuance of additional shares of Common Stock will not affect the preferential dividend, liquidation and dissolution rights that the holders of shares of Convertible Series B-1 have over the holders of shares of Common Stock.

     The issuance of additional shares of Common Stock by the Company also may potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management. The increase in authorized shares of Common Stock has not been proposed for an anti-takeover-related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADOPTION OF THE AMENDMENT TO ARTICLE VII TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES THAT ARE AUTHORIZED TO BE ISSUED FROM 100,000,000 TO 1,000,000,000.

                              PROPOSAL NUMBER THREE

            APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE SEPTEMBER
              1996 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN TO
                  INCREASE THE NUMBER OF SHARES OF COMMON STOCK
                    OF THE COMPANY THAT ARE AUTHORIZED TO BE
                        OPTIONED AND SOLD UNDER SUCH PLAN
                          FROM 7,500,000 TO 15,000,000

     Summary. The Company's Board of Directors has adopted and the stockholders have approved the September 1996 Incentive and Nonstatutory Stock Option Plan, as amended by a First and Second Amendment (the "September 1996 Plan"). A copy of the September 1996 Plan is attached to this Proxy Statement as Exhibit A. The following is a brief summary of the September 1996 Plan, which is qualified in its entirety by reference to Exhibit A.

     Options granted under the September 1996 Plan may be either nonstatutory stock options or incentive stock options. The purpose of the September 1996 Plan is to advance the interests of the Company, its stockholders and its subsidiaries by encouraging and enabling selected officers, directors, employees and consultants of the Company, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock through the exercise of stock options. The Company is approaching the limit on the number shares of Common Stock that are authorized to be issued under the September 1996 Plan, and desires to increase the number of shares of Common Stock authorized for issuance in order to continue to accomplish the purposes of the September 1996 Plan. This proposal to increase the number of shares of Common Stock that are authorized to be optioned and sold under the September 1996 Plan, if approved by the stockholders, will only become effective if the stockholders approve Proposal Number Two above to increase the number of shares of Common Stock of the Company that are authorized to be issued.

     Amount of Common Stock Subject to Options Under the September 1996 Plan. The September 1996 Plan currently provides for the grant of stock options covering an aggregate of 7,500,000 shares of Common Stock. The number of shares of Common Stock subject to options is subject to equitable adjustments for any stock dividends, stock splits, reverse stock splits, combinations, recapitalizations, reclassifications or any other similar changes which may be required in order to prevent dilution. Any option which is not exercised prior to expiration or which otherwise terminates will thereafter be available for further grant under the September 1996 Plan. See "Stock Option Plans" above regarding options outstanding as of January 31, 2000. The Company's Board of Directors has approved the Third Amendment, a copy of which is included as a part of Exhibit A, to the September 1996 Plan to increase to 15,000,000 the number of shares eligible to be granted under the September 1996 Plan.

     Administration of the September 1996 Plan. The September 1996 Plan may be administered by the Board of Directors or by a committee appointed by the Board of Directors consisting of not fewer than two non-employee members of the Board of Directors (the "Committee"). Subject to the conditions set forth in the September 1996 Plan, the Board of Directors or the Committee has full and final authority to determine the number of shares to be represented by each option, the individuals to whom and the time or times at which such options shall be granted and be exercisable, their exercise prices and the terms and provisions of the respective agreements to be entered into at the time of grant, which may vary. The September 1996 Plan is intended to be flexible and a significant amount of discretion is vested in the Board of Directors or the Committee with respect to all aspects of the options to be granted under the September 1996 Plan.

     Participants. Nonstatutory options may be granted under the September 1996 Plan to any person who is or who agrees to become an officer, director, employee or consultant of the Company or any of its subsidiaries. Incentive options may be granted only to persons who are employees of the Company or any of its subsidiaries. As of January 31, 2000, the Company and its subsidiaries had approximately 205 employees. The participants will not be required to pay any sums for the granting of options, but may be required to pay the Company for extending the options. As of January 31, 2000, the Board of Directors had granted incentive options to purchase 5,449,642 shares of the Company's Common Stock at $.20 to $2.875 per share through December 31, 2010, all of which were outstanding and were granted to employees of the Company. Of such options, options to purchase approximately 618,607 shares were exercisable provided that options totaling 500,000 issued to two officers of the Company will not be exercisable until and unless basic earnings per share of the Company for any fiscal year commencing with the fiscal year ending September 30, 1999, are equal to or exceed $0.10 per share.

     Exercise Price. The exercise price of each nonstatutory option granted under the September 1996 Plan will be determined by the Board or the Committee. The exercise price of each incentive option granted under the September 1996 Plan will be determined by the Board of Directors or the Committee and will in no event be less than 100% (110% in the case of a person who owns directly or indirectly more than 10% of the Common Stock) of the fair market value of the shares on the date of grant. The payment of the exercise price of an option may be made in cash or shares of Common Stock, as more fully described under "Consideration and Method of Payment" and "Exercise of Option" in the September 1996 Plan. Fair market value will be determined by the Board of Directors or the Committee in accordance with the September 1996 Plan and such determination shall be binding upon the Company and upon the holder. The closing sale price of the Common Stock on January 31, 2000 was $3.75 per share.

     Terms of Options. Options may be granted for a term of up to 10 years (five years in the case of incentive options granted to a person who owns directly or indirectly more than 10% of the Company's outstanding Common Stock), which may extend beyond the term of the September 1996 Plan.

     Exercise of Options. The terms governing the exercise of options granted under the September 1996 Plan will be determined by the Board of Directors or the Committee, which may limit the number of options exercisable in any period. Payment of the exercise price upon exercise of an option may be made in any combination of cash and shares of Common Stock, including the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price of additional options (unless the Board or the Committee provides otherwise). Where payment is made in Common Stock, such Common Stock will be valued for such purpose at the fair market value of such shares on the date of exercise.

     Nontransferability. Incentive options granted under the September 1996 Plan are not transferable or assignable, other than by will or the laws of descent and distribution and, during the lifetime of the holder, incentive options are exercisable only by the holder. Nonstatutory options are not required to contain restrictions on transferability.

     Termination of Relationship. Except as the Board of Directors or the Committee may expressly determine otherwise, if the holder of an incentive option ceases to be employed by or to have another qualifying relationship (such as that of director) with the Company or any of its subsidiaries other than by reason of the holder's death or permanent disability, all incentive options granted to such holder under the September 1996 Plan shall terminate immediately. In the event of the death or permanent disability of the holder of an incentive option, the incentive option may be exercised to the extent that the holder might have exercised the option on the date of death or permanent disability for a period of up to 12 months following the date of death or permanent disability, unless by its terms the option expires before the end of such 12 month period.

     Amendment and Termination of the September 1996 Plan. The Board of Directors may at any time and from time to time amend or terminate the September 1996 Plan, but may not, without the approval of the stockholders of the Company representing a majority of the voting power present at a stockholders' meeting or represented and entitled to vote thereon, or by unanimous written consent of the stockholders, (i) increase the maximum number of shares of Common Stock subject to options which may be granted under the September 1996 Plan, other than in connection with an equitable adjustment, (ii) change the class of employees eligible for incentive options, or (iii) make any material amendment under the September 1996 Plan that must be approved by the Company's stockholders for the Board of Directors to be able to grant incentive options under the September 1996 Plan. No amendment or termination of the September 1996 Plan by the Board of Directors may alter or impair any of the rights under any option granted under the September 1996 Plan without the holder's written consent.

     Effective Date and Term of the September 1996 Plan. Options may be granted under the September 1996 Plan during its 10 year term, which commenced on September 10, 1997.

Certain Federal Income Tax Consequences.

     Incentive Options. The Company believes that with respect to incentive options granted under the September 1996 Plan, no income generally will be recognized by an optionee for federal income tax purposes at the time such an option is granted or at the time it is exercised. If the optionee makes no disposition of the shares so received within two years from the date the incentive option was granted and one year from the receipt of the shares pursuant to the exercise of the incentive option, the optionee will generally recognize long term capital gain or loss upon disposition of the shares.

     If the optionee disposes of shares acquired by exercise of an incentive option before the expiration of the applicable holding period, any amount realized from such a disqualifying disposition will be taxable as ordinary income in the year of disposition generally to the extent that the lesser of the fair market value of the shares on the date the option was exercised or the fair market value at the time of such disposition exceeds the exercise price. Any amount realized upon such a disposition in excess of the fair market value of the shares on the date of exercise generally will be treated as long term or short term capital gain, depending on the holding period of the shares. A disqualifying disposition will include the use of shares acquired upon exercise of an incentive option in satisfaction of the exercise price of another option prior to the satisfaction of the applicable holding period.

     The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an incentive option. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for federal income tax purposes equal to the amount taxable to the optionee as ordinary income in connection with such disqualifying disposition (assuming that such amount constitutes reasonable compensation).

     Nonstatutory Options. The Company believes that the grant of a nonstatutory option under the September 1996 Plan will not be subject to federal income tax. Upon exercise, the optionee generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction for federal income tax purposes (assuming that such compensation is reasonable), in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Gain or loss on the subsequent sale of shares received on exercise of a nonstatutory option generally will be long term or short term capital gain or loss, depending on the holding period of the shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF AN AMENDMENT TO THE SEPTEMBER 1996 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY THAT ARE AUTHORIZED TO BE OPTIONED AND SOLD UNDER THE PLAN FROM 7,500,000 TO 15,000,000.

                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                       ACCOUNTING AND FINANCIAL DISCLOSURE

     On September 3, 1999, KPMG LLP was dismissed as the independent accountants of the Company. KPMG LLP acted as the independent accountants for the Company for the years ended September 30, 1998 and 1997. KPMG LLP's reports on the Company's financial statements for the past two years ended September 30, 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

     The decision to change accountants was approved by the Company's Board of Directors.

     During the Company's two most recent fiscal years and subsequent interim period up to the date of the change in independent accountants, there were no disagreements with KPMG LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, whether or not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make a reference to the subject matter of the disagreement(s) in connection with its reports.

     On September 13, 1999, the Company engaged the accounting firm of Deloitte & Touche LLP as the Company's independent accountants for the year ended September 30, 1999. Deloitte & Touche LLP also are independent accountants for Online International. During the Company's two most recent fiscal years and subsequent fiscal interim period up to the date of the engagement of Deloitte & Touche LLP, the Company did not consult with Deloitte & Touche LLP with regard to any matter concerning the application of accounting principles to any specific transactions, either planned or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements.

     Representatives of Deloitte & Touche LLP are expected to be present at the Meeting, have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                       1999 ANNUAL REPORT TO STOCKHOLDERS

     Included with this Proxy Statement is the Company's 1999 Annual Report on Form 10-K for the fiscal year ended September 30, 1999. The Company will provide, without charge, an additional copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, as required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, upon written request to Gary L. Cook, Secretary, at the Company at its principal offices, One Norwest Center, 1700 Lincoln Street, 32nd Floor, Denver, Colorado, 80203. Each such request must set forth a good faith representation that, as of February 28, 2000, the person making the request was a beneficial owner of the Company's Common Stock. The exhibits to the Annual Report on Form 10-K for the fiscal year ended September 30, 1999 may be obtained by any stockholder upon written request to Gary L. Cook. Each person making any such request will be required to pay a fee of $0.25 per page to cover the Company's expenses in furnishing such exhibits.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the next annual meeting of the Company's stockholders must be received by the Company within a reasonable time prior to the mailing of the proxy statement for such Meeting but no later than November 3, 2000. Proxies that confer discretionary authority will not be able to be voted on stockholder proposals which stockholders do not request be included in the Company's proxy statement to be used in connection with the Company's Annual Meeting of Stockholders if by January 17, 2001, the stockholder provides the Company with advance written notice of such proposal. Therefore, if a stockholder fails to so notify the Company of such a stockholder proposal by January 17, 2001, proxies that confer discretionary authority will be able to be voted when the proposal is presented at the Annual Meeting of Stockholders.

                             SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

                                 OTHER BUSINESS

     The Company's Board of Directors does not know of any matters to be presented at the Meeting other than the matters set forth herein. If any other business should come before the Meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.


                                BY ORDER OF THE BOARD OF DIRECTORS


Denver, Colorado
March 8, 2000                   GARY L. COOK, SECRETARY

                                    EXHIBIT A


                               THIRD AMENDMENT TO
                              eVISION USA.COM, INC.
                    SEPTEMBER 1996 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN


     THIS THIRD AMENDMENT ("Amendment") is made as of this 26th day of January, 2000 to the eVision USA.Com, Inc. ("Company") September 1996 Incentive and Nonstatutory Stock Option Plan ("Plan"). In the event of any conflict between the terms of this Amendment and the terms of the Plan, the terms of this Amendment shall control. All capitalized terms not defined in this Amendment shall have their respective meanings set forth in the Plan.

     The Plan shall be amended as follows:

     1. Stock Subject to the Plan. The first sentence of Section 3 of the Plan is hereby deleted and replaced with the following sentence:

     "Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 15,000,000 shares of Common Stock."

     2. Amendment and Termination of the Plan. Subsection 13.a.(i) of the Plan is hereby deleted and replaced with the following;

     "(i) An increase in the number of Shares subject to the Plan above 15,000,000 Shares, other than in connection with an adjustment under
     Section 11 of the Plan;"

     3. Ratification. Except as modified herein, the terms and conditions of the Plan are hereby ratified by this Amendment.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment effective as of the date first set forth above.


                                         eVISION USA.COM, INC.,
                                         a Colorado corporation



                                         By: /s/ Robert H. Trapp
                                            ------------------------------------
                                            Robert H. Trapp, Managing Director

                               SECOND AMENDMENT TO
                        FRONTEER FINANCIAL HOLDINGS, LTD.
                    SEPTEMBER 1996 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN


     THIS SECOND AMENDMENT ("Amendment") is made as of this 25th day of November, 1998 to the Fronteer Financial Holdings, Ltd. ("Company") September 1996 Incentive and Nonstatutory Stock Option Plan ("Plan"). In the event of any conflict between the terms of this Amendment and the terms of the Plan, the terms of this Amendment shall control. All capitalized terms not defined in this Amendment shall have their respective meanings set forth in the Plan.

     The Plan shall be amended as follows:

     1. Stock Subject to the Plan. The first sentence of Section 3 of the Plan is hereby deleted and replaced with the following sentence:

     "Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 7,500,000 shares of Common Stock."

     2. Amendment and Termination of the Plan. Subsection 13.a.(i) of the Plan is hereby deleted and replaced with the following;

     "(i) An increase in the number of Shares subject to the Plan above 7,500,000 Shares, other than in connection with an adjustment under
     Section 11 of the Plan;"

     3. Ratification. Except as modified herein, the terms and conditions of the Plan are hereby ratified by this Amendment.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment effective as of the date first set forth above.


                                         FRONTEER FINANCIAL HOLDINGS, LTD.,
                                         a Colorado corporation



                                         By: /s/ Fai H. Chan
                                             Fai H. Chan, Chairman of the
                                             Board and President

                               FIRST AMENDMENT TO
                        FRONTEER FINANCIAL HOLDINGS, LTD.
                    SEPTEMBER 1996 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN


     THIS FIRST AMENDMENT ("Amendment") is made as of this 19th day of February, 1997 to the Fronteer Financial Holdings, Ltd. ("Company") September 1996 Incentive and Nonstatutory Stock Option Plan ("Plan"). In the event of any conflict between the terms of this Amendment and the terms of the Plan, the terms of this Amendment shall control. All capitalized terms not defined in this Amendment shall have their respective meanings set forth in the Plan.

     The Plan shall be amended as follows:

     1. Stock Subject to the Plan. The first sentence of Section 3 of the Plan is hereby deleted and replaced with the following sentence:

     "Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,500,000 shares of Common Stock."

     2. Amendment and Termination of the Plan. Subsection 13.a.(i) of the Plan is hereby deleted and replaced with the following:

     "(i) An increase in the number of Shares subject to the Plan above 2,500,000 Shares, other than in connection with an adjustment under
     Section 11 of the Plan;"

     3. Ratification. Except as modified herein, the terms and conditions of the Plan are hereby ratified by this Amendment.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment effective as of the date first set forth above.


                                    FRONTEER FINANCIAL HOLDINGS, LTD.,
                                    a Colorado corporation



                                    By: /s/ R. A. Fitzner, Jr.
                                        ----------------------------------------
                                        R.A. Fitzner, Jr., Chairman of the Board

                        FRONTEER FINANCIAL HOLDINGS, LTD.

                    SEPTEMBER 1996 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN


     1. Purpose of the Plan. The purposes of this September 1996 Incentive and Nonstatutory Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business. Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "nonstatutory stock options," at the discretion of the Board and as reflected in the terms of the written stock option agreement.

     2. Definitions. As used herein, the following definitions shall apply:

          a. "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company if no Committee is appointed.

          b. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          c. "Common Stock" shall mean the $0.01 par value common stock of the Company.

          d. "Company" shall mean Fronteer Financial Holdings, Ltd., a Colorado corporation.

          e. "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed, or the Board if no committee is appointed.

          f. "Consultant" shall mean any person who is engaged by the Company or any Subsidiary to render consulting services and is compensated for such consulting services, but does not include a director of the Company who receives compensation solely in his capacity as a director of the Company.

          g. "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          h. "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          i. "Incentive Stock Option" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which shall be clearly identified as such in the written Stock Option Agreement provided by the Company to each Optionee granted an Incentive Stock Option under the Plan.

          j. "Non-Employee Director" shall mean a director who:

               (i) Is not currently an officer (as defined in Section 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Company or a Parent or Subsidiary of the Company, or otherwise currently employed by the Company or a Parent or Subsidiary of the Company.

               (ii) Does not receive compensation, either directly or indirectly, from the Company or a Parent or Subsidiary of the Company, for services rendered as a Consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

               (iii) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

          k. "Nonstatutory Stock Option" shall mean an Option granted under this Plan which does not qualify as an Incentive Stock Option and which shall be clearly identified as such in the written Stock Option Agreement provided by the Company to each Optionee granted a Nonstatutory Stock Option under this Plan. To the extent that the aggregate fair market value of Optioned Stock to which Incentive Stock Options granted under Options to an Employee are exercisable for the first time during any calendar year (under the Plan and all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options under the Plan. The aggregate fair market value of the Optioned Stock shall be determined as of the date of grant of each Option and the determination of which Incentive Stock Options shall be treated as qualified incentive stock options under Section 422 of the Code and which Incentive Stock Options exercisable for the first time in a particular year in excess of the $100,000 limitation shall be treated as Nonstatutory Stock Options shall be determined based on the order in which such Options were granted in accordance with Section 422(d) of the Code.

          l. "Option" shall mean an Incentive Stock Option, a Nonstatutory Stock
     Option  or  both  as  identified  in  a  written  Stock  Option   Agreement
     representing such stock option granted pursuant to the Plan.

          m. "Optioned Stock" shall mean the Common Stock subject to an Option.

          n. "Optionee" shall mean an Employee or other person who is granted an option.

          o. "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          p. "Plan" shall mean this September 1996 Incentive and Nonstatutory Stock Option Plan.

          q. "Share" shall mean a share of the Common Stock of the Company, as adjusted in accordance with Section 11 of the Plan.

          r. "Stock Option Agreement" shall mean the agreement to be entered into between the Company and each Optionee which shall set forth the terms and conditions of each Option granted to each Optionee, including the number of Shares underlying such Option and the exercise price of each Option granted to such Optionee under such agreement.

          s. "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,750,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of the Plan.

          a. Procedure. The Plan shall be administered by the Board or a Committee appointed by the Board consisting of two or more Non-Employee Directors to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.

               (i) Once appointed, the Committee shall continue to serve until otherwise directed by the Board (which for purposes of this paragraph
          (a)(i) of this Section 4 shall be the Board of Directors of the Company). From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

               (ii) Members of the Board who are granted, or have been granted, Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan.

          b. Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion:

               (i) To grant Incentive Stock Options, in accordance with Section 422 of the Code and Nonstatutory Stock Options or both as provided and identified in a separate written Stock Option Agreement to each Optionee granted such Option or Options under the Plan; provided however, that in no event shall an Incentive Stock Option and a Nonstatutory Stock Option granted to any Optionee under a single Stock Option Agreement be subject to a "tandem" exercise arrangement such that the exercise of one such Option affects the Optionee's right to exercise the other Option granted under such Stock Option Agreement;

               (ii) To determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock;

               (iii) To determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with
          Section 8(a) of the Plan;

               (iv) To determine the Employees or other persons to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

               (v) To interpret the Plan;

               (vi) To prescribe, amend and rescind rules and regulations relating to the Plan;

               (vii) To determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

               (viii) To accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of
          Section 7 of the Plan;

               (ix) To authorize  any person to execute on behalf of the Company
          any  instrument   required  to  effectuate  the  grant  of  an  Option
          previously granted by the Board; and

               (x)  To  make  all  other  determinations   deemed  necessary  or
          advisable for the administration of the Plan.

          c. Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other permissible holders of any Options granted under the Plan.

     5. Eligibility.

          a. Persons Eligible. Options may be granted to any person selected by the Board. Incentive Stock Options may be granted only to Employees. An Employee, who is also a director of the Company, its Parent or a Subsidiary, shall be treated as an Employee for purposes of this Section 5. An Employee or other person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          b. No Effect on Relationship. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or other relationship with the Company nor shall it interfere in any way with his right or the Company's right to terminate his employment or other relationship at any time.

     6. Term of Plan. The Plan shall become effective at 2:30 p.m. on September 10, 1996. It shall continue in effect until September 9, 2006, unless sooner terminated under Section 13 of the Plan.

     7. Term of Option. The term of each Option shall be 10 years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, if the Option is an Incentive Stock Option, the term of the Option shall be five years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

     8. Exercise Price and Consideration.

          a. Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but the per Share exercise price under an Incentive Stock Option shall be subject to the following:

               (i) If granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10 % of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall not be less than 110% of the fair market value per Share on the date of grant.

               (ii) If granted to any other Employee, the per Share exercise price shall not be less than 100% of the fair market value per Share on the date of grant.

          b. Determination of Fair Market Value. The fair market value per Share on the date of grant shall be determined as follows:

               (i) If the Common Stock is listed on the New York Stock Exchange, the American Stock Exchange or such other securities exchange designated by the Board, or admitted to unlisted trading privileges on any such exchange, or if the Common Stock is quoted on a National Association of Securities Dealers, Inc. system that reports closing prices, the fair market value shall be the closing price of the Common Stock as reported by such exchange or system on the day the fair market value is to be determined, or if no such price is reported for such day, then the determination of such closing price shall be as of the last immediately preceding day on which the closing price is so reported;

               (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, the fair market value shall be the average of the last reported highest bid and the lowest asked prices quoted on the National Association of Securities Dealers, Inc. Automated Quotations System or, if not so quoted, then by the National Quotation Bureau, Inc. on the day the fair market value is determined; or

               (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, and bid and asked prices are not reported, the fair market value shall be determined in such reasonable manner as may be prescribed by the Board.

          c. Consideration and Method of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, other shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the Colorado Business Corporation Act.

     9. Exercise of Option.

          a. Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may provide the Optionee with the right to exchange, in a cashless transaction, all or part of the Option for Common Stock of the Company on terms and conditions determined by the Board and included in the Stock Option Agreement.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment, as authorized by the Board, may consist of a consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          b. Termination of Status as an Employee. In the case of an Incentive Stock Option, if any Employee ceases to serve as an Employee, he may, but only within such period of time not exceeding three months as is determined by the Board at the time of grant of the Option after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          c. Disability of Optionee. In the case of an Incentive Stock Option, notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within such period of time not exceeding 12 months as is determined by the Board at the time of grant of the Option, from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          d. Death of Optionee. In the case of an Incentive Stock Option, in the event of the death of the Optionee:

               (i) During the term of the Option if the Optionee was at the time of his death an Employee the Company and had been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee 12 months after the date of death; or

               (ii) Within such period of time not exceeding three months as is determined by the Board at the time of grant of the Option after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. Nontransferability of Options. In the case of an Incentive Stock Option, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the survivor, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of 30 days from the date of such notice, and the Option will terminate upon the expiration of such period.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or other person to whom an Option is so granted within a reasonable time after the date of such grant. Within a reasonable time after the date of the grant of an Option, the Company shall enter into and deliver to each Employee or other person granted such Option a written Stock Option Agreement as provided in Sections 2(r) and 16 hereof, setting forth the terms and conditions of such Option and separately identifying the portion of the Option which is an Incentive Stock Option and/or the portion of such Option which is a Nonstatutory Stock Option.

     13. Amendment and Termination of the Plan.

               a. Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the Plan:

                    (i) An increase in the number of Shares  subject to the Plan
               above  1,750,000  Shares,   other  than  in  connection  with  an
               adjustment under Section 11 of the Plan;

                    (ii) Any change in the designation of the class of Employees eligible to be granted Incentive Stock Options; or

                    (iii) Any material  amendment under the Plan that would have to be approved by the shareholders of the Company for the Board to continue to be able to grant Incentive Stock Options under the Plan.

               b. Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

     As a condition to the existence of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and such other representations and warranties which in the opinion of legal counsel for the Company, are necessary or appropriate to establish an exemption from the registration requirements under applicable federal and state securities laws with respect to the acquisition of such Shares.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's legal counsel to be necessary for the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability relating to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. Option Agreement. Each Option granted to an Employee or other persons shall be evidenced by a written Stock Option Agreement in such form as the Board shall approve.

     17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company on or before September 9, 1997. If such shareholder approval is obtained at a duly held shareholders meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Company, who are present or represented and entitled to vote thereon, or by unanimous written consent of the shareholders in accordance with the provisions of the Colorado Business Corporation Act.

     18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

     19. Gender. As used herein, the masculine, feminine and neuter genders shall be deemed to include the others in all cases where they would so apply.

     20. Choice of Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS PLAN AND THE INSTRUMENTS EVIDENCING OPTIONS WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF COLORADO.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan effective as of 2:30 p.m. the 10th day of September, 1996.

                                    FRONTEER FINANCIAL HOLDINGS, LTD.,
                                    a Colorado corporation


                                    By:/s/ R. A. Fitzner, Jr.
                                       -----------------------------------------
                                       R. A. Fitzner, Jr., Chairman of the Board

                                                                PRELIMINARY COPY
                                      PROXY

                              eVISION USA.COM, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 7, 2000


     The undersigned hereby constitutes and appoints Fai H. Chan and Robert H. Trapp, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.01 par value common stock ("Common Stock") of eVision USA.Com, Inc. (the "Company") at the Annual Meeting of Stockholders (the "Meeting") to be held in the Board Room of the Company, One Norwest Center, 1700 Lincoln Street, 31st Floor, Denver, Colorado 80203, on April 7, 2000, at 10:00 a.m. Mountain Time, and at all adjournment(s) thereof for the following purposes:

     1. Election of Directors;

        [  ]  FOR THE DIRECTOR               [  ] WITHHOLD AUTHORITY TO VOTE
              NOMINEES LISTED BELOW               FOR ALL NOMINEES LISTED
              (EXCEPT AS MARKED TO
              THE CONTRARY BELOW)

     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                Fai H. Chan                        Jeffrey M. Busch
                Robert H. Trapp                    Robert Jeffers, Jr.
                Kwok Jen Fong                      Tony T.W. Chan

     2. Adoption of an amendment to Article VII of the Articles of Incorporation of the Company to increase the number of shares of Common Stock that are authorized to be issued from 100,000,000 to 1,000,000,000;

        [  ] FOR              [  ] AGAINST         [  ] ABSTAIN FROM VOTING

     3. Adoption of an amendment to the September 1996 Incentive and Nonstatutory Stock Option Plan to increase the number of shares of Common Stock of the Company that are authorized to be optioned and sold under such plan from 7,500,000 to 15,000,000; and

        [  ] FOR              [  ] AGAINST         [  ] ABSTAIN FROM VOTING

                                                                PRELIMINARY COPY


     4. In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the Meeting.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR THE ELECTION OF THE DIRECTORS AND FOR THE OTHER ITEMS LISTED ABOVE.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and Annual Report on From 10-K for the fiscal year ended September 30, 1999 furnished therewith.


                                Dated and Signed:

                                                                          , 2000
                                ------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------
                                Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustee, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.



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